NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN,
THE MAXIMUM AMOUNT OF THE PRINCIPAL PORTION OF
THE INDEBTEDNESS SECURED BY THIS MORTGAGE
SHALL NOT EXCEED AT ANY ONE TIME $15,000,000

MODIFICATION TO AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING
(Atchison and Wyandotte Counties, Kansas)
THIS MODIFICATION TO AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Modification"), made as of February 27, 2015, is made and executed by and between MGPI PROCESSING, INC., a Kansas corporation ("Mortgagor"), formerly known as MGP Ingredients, Inc., having its principal offices at 100 Commercial Street, Atchison, Kansas 66002, and WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, "Wells Fargo"), having an office at 150 South Wacker Drive, Suite 2200, Chicago, Illinois 60606, as administrative agent (Wells Fargo, in its capacity as administrative agent being hereinafter referred to as "Agent" or "Mortgagee") for Lenders (as "Lenders" is defined in the Amended Credit Agreement defined below).
RECITALS
I.    Pursuant to a certain Amended and Restated Credit and Security Agreement dated as of November 2, 2012 by and among Mortgagor, MGPI Pipeline, Inc. ("Pipeline"), and MGPI of Indiana, LLC ("Indiana" and, collectively with Mortgagor and Pipeline, "Borrowers"), MGP Ingredients, Inc. ("Parent"), Wells Fargo, as a Lender and as Administrative Agent for all Lenders, Sole Lead Arranger and Sole Book Runner, and Lenders (as amended to date, the "Existing Credit Agreement"), the Lenders made revolving loans and extended other financial accommodations to Borrowers in the maximum principal amount of $55,000,0000 (the "Loans"). The Loans are secured by a certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of November 27, 2013 made by Mortgagor in favor of Wells Fargo and recorded on December 8, 2014, in Book 625, Page 937 of the real property records of the Office of the Register of Deeds, Atchison County, Kansas (the "Atchison Records") and recorded on December 15, 2014 in the Office of the Register of Deeds of Wyandotte County, Kansas as Document No. 2014R-15947 (the "Mortgage"). A legal description of the real estate secured by the Mortgage is attached hereto as Exhibit A. The Mortgage amended and restaed, in their entirety, the following mortgages: (i) that certain Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of August 19, 2009 in favor of Wells Fargo and recorded on August 26, 2009, as Document No. 41680, in Book 577, Page 39 of Atchison Records as amended by a certain Modification of Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of October 20, 2011 and recorded on December 5, 2011 in Book 599, Page 234 of the Atchison Records, as amended by a certain Modification of Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of January 3, 2012 and recorded on February 8, 2012 in Book 600, Page 792 of the Atchison Records, and as assigned to Agent and further amended by a certain Assignment and Third Modification to

6421028v5 3/2/2015 1:34 PM    1989.330

Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of November 2, 2012 and recorded on November 8, 2012 in Book 608, Page 768 of the Atchison Records, and (ii) that certain Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of August 31, 2009 and recorded on September 2, 2009 in Book 577, Page 276 of the Records, and recorded on September 2, 2009 in Book 565, Page 126 of the Official Records of Pottawatomie County, Kansas, and recorded on September 11, 2009 in Book 5636, Page 364 of the Official Records of Wyandotte County, Kansas.
II.    Concurrently herewith, the Existing Credit Agreement is being amended and restated in its entirety pursuant to a certain Second Amended and Restated Credit and Security Agreement of even date herewith, by and among Borrowers, Parent, Wells Fargo, as Administrative Agent for all Lenders, Sole Lead Arranger and Sole Book Runner, and the Lenders (said Second Amended and Restated Credit and Security Agreement, together with all amendments, supplements, modifications and replacements thereof, the "Amended Credit Agreement"), pursuant to which, among other things, the amount of the Loans is being increased to $80,000,000 (the "Amended Loans") and the maturity date of the Loans is being extended to February 27, 2020.
III.    The amount secured by the Mortgage is subject to the following limitation: "NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE MAXIMUM AMOUNT OF THE PRINCIPAL PORTION OF THE INDEBTEDNESS SECURED BY THIS MORTGAGE SHALL NOT EXCEED AT ANY ONE TIME $15,000,000."
IV.    The parties hereto now wish to amend the Mortgage to give record notice of the Amended Credit Agreement, the Amended Loans and the extension of the maturity date.
AGREEMENTS
1.The Recitals hereto are hereby incorporated into the Mortgage by this reference.
2.    All references in the Mortgage to the "Amended Credit Agreement" shall be references to the Amended Credit Agreement, as defined herein.
3.    All references in the Mortgage to the "Amended Loans" shall be references to the Amended Loans, as defined herein.
4.    All references in the Mortgage to the "Loan Documents" shall be references to the "Loan Documents" as defined in the Amended Credit Agreement, as defined herein.
5.    Mortgagor hereby acknowledges, agrees and reaffirms the Mortgage, as hereby amended, as security for the Amended Loans, and agrees that no part of the foregoing amendments or modifications shall have the effect of releasing, relieving or diminishing any obligations under the Mortgage.

6.    All of the property described in the Mortgage shall remain and continue in all respects to be subject to the Mortgage, and nothing in this Modification, or done pursuant to this Modification, the Amended Credit Agreement or any other documents executed in connection therewith, shall affect or be construed to affect the lien of the Mortgage or the priority thereof as to such property. Mortgagor further acknowledges, agrees and reaffirms that the Mortgage retains the priority on the real estate encumbered by the Mortgage as required by the Mortgage.
7.    The maximum principal amount secured by the Mortgage shall remain $15,000,000. Nothing herein shall be construed as increasing the maximum amount of principal secured by the Mortgage.
8.    Except as amended hereby, the Mortgage shall remain in full force and effect in accordance with its original terms.
9.    This Modification may be executed in separate counterparts by the parties to this Modification.
10.    Nothing herein shall be deemed to constitute a novation of the Loans. Mortgagor and Agent intend that the liens and security interests created by the Mortgage shall secure, among other things, the Amended Loans and Mortgagor's obligations under the as modified pursuant to the Amended Credit Agreement, without interruption or other impairment.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their respective duly authorized officer as of the day and year first above written.

MORTGAGOR: MGPI PROCESSING, INC., a Kansas corporation (formerly known as MGP Ingredients, Inc.) By Print Name Its
MORTGAGEE: WELLS FARGO BANK, NATIONAL ASSOCIATION, Individually and as Agent By Print Name Its

This instrument prepared by and
after recording return to:

Jami L. Brodey, Esq.
GOLDBERG KOHN LTD.
55 East Monroe Street, Suite 3300
Chicago, Illinois 60603
(312) 201-4000

Signature Page to Modification to Mortgage (Atchison and Wyandotte Counties, Kansas)

ACKNOWLEDGMENT

STATE OF             )
)  SS
COUNTY OF            )

I, __________________________, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT ________________________________, the ________________ of MGPI PROCESSING, INC., a Kansas corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that __he signed and delivered said instrument as h__ own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal this ______ day of ___________, 2015.

_____________________________________
Notary Public

My Commission Expires:

_____________________________________

Acknowledgment Page to Modification to Mortgage (Atchison and Wyandotte Counties, Kansas)

ACKNOWLEDGMENT

STATE OF             )
)  SS
COUNTY OF            )

I, __________________________, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT ________________________________, the ________________ of WELLS FARGO BANK, NATIONAL ASSOCIATION, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that __he signed and delivered said instrument as h__ own free and voluntary act and as the free and voluntary act of said bank for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal this ______ day of ___________, 2015.

_____________________________________
Notary Public

My Commission Expires:

_____________________________________

Acknowledgment Page to Modification to Mortgage (Atchison and Wyandotte Counties, Kansas)

EXHIBIT A
(Description of Property)
Atchison County, Kansas
Land situated in the State of Kansas, County of Atchison and described as follows:
Legal Description (cont.)

PARCEL 9:

LOT FIVE (5) IN BLOCK TWENTY AND ONE-HALF (20½), IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 10:

THE SOUTH THIRTY FEET (30') OF LOT SIX (6), BLOCK TWENTY, WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 11:

THE NORTH NINETY FEET OF LOT SIX, IN BLOCK TWENTY IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, KANSAS, TOGETHER WITH THE WEST VACATED THIRTY FEET OF ROBERTS STREET, WHICH ABUT ON THE EAST OF SAID NORTH NINETY FEET OF LOT SIX.

PARCEL 12:

THE EAST (E) FORTY (40) FEET OF LOT SEVEN (LT 7), IN BLOCK TWENTY (BLK 20), IN WEST ATCHISON (WA), AN ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS.

PARCEL 13:

THE WEST THIRTY-THREE AND THREE-FOURTHS FEET (33¾) OF LOT SEVEN (7), THE EAST ELEVEN AND ONE-FOURTH FEET (11¼) OF LOT EIGHT (8), BLOCK TWENTY (20), WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 14:

THE EAST THIRTY FEET (30') OF THE WEST SIXTY-TWO AND ONE-HALF FEET (62½) OF LOT EIGHT (8), BLOCK TWENTY (20), WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 15:

ALL OF THE WEST THIRTY-TWO AND ONE-HALF FEET (32½) OF LOT EIGHT (8), BLOCK TWENTY (20), WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS.

PARCEL 16:

THE EAST FORTY-SEVEN FEET (47') OF LOT TEN (10), BLOCK TWENTY (20), WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 17:

NORTH THIRTY FEET (30') OF THE SOUTH FEET (60') OF LOT SIX (6), BLOCK TWENTY (20), WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

Legal Description (cont.)

PARCEL 18:

THE EAST FIFTY-EIGHT FEET (E 58') OF LOT EIGHT (8), BLOCK TWENTY AND ONE-HALF (20½), IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 19:

THE EAST (E) SEVENTY-THREE AND ONE-THIRD (73 1/3RD) FEET OF LOT SEVEN (LT 7), AND THE WEST (W) FIFTY-TWO (52) FEET OF LOT EIGHT (LT 8), BLOCK TWENTY AND ONE-HALF (BLK 20 ½) IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS.

PARCEL 20:

THE EAST THREE FEET (E 3') AND NINE INCHES (9") OF LOT SIX (6) AND THE WEST THIRTY-SIX FEET (W 36') AND EIGHT INCHES (8") OF LOT SEVEN (7), ALL IN BLOCK TWENTY AND ONE-HALF (20 ½) IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 21:

THE WEST EIGHTY-FIVE FEET (W 85') OF LOT SIX (LT 6), IN BLOCK TWENTY AND ONE-HALF (BLK 20 ½), IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 22:

LOT ELEVEN (LT 11) AND THE WEST (W) THIRTY (30) FEET OF VACATED ROBERTS STREET, ALL IN BLOCK TWENTY (BLK 20), IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, KANSAS.

PARCEL 23:

<u>TRACT NO. 1</u>

LOTS 1 TO 16, BOTH INCLUSIVE, BLOCK 21½, WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, KANSAS, TOGETHER WITH ALL ADJACENT TRACTS OUT OF THE STREETS AND ALLEYS ADJOINING SAID LOTS HERETOFORE ACQUIRED, BY REVERSION, UPON THE VACATION OF SAID STREETS AND ALLEYS.

<u>TRACT NO. 2:</u>

LOTS 9, 10 AND 11, BLOCK 21, WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, KANSAS, AND THE WEST 30 FEET OF VACATED ROBERTS STREET EAST OF AND ADJOINING SAID LOT 11, EXCEPT THE FOLLOWING DESCRIBED TRACT: BEGINNING AT A POINT 14 FEET EAST OF THE SOUTHEAST CORNER OF SAID LOT 11; THENCE EAST 16 FEET TO THE CENTER LINE OF ROBERTS STREET (NOW VACATED); THENCE NORTH ALONG SAID CENTER LINE 30 FEET; THENCE SOUTHWESTERLY 34 FEET TO THE POINT OF BEGINNING, TOGETHER WITH ALL ADJACENT TRACTS OUT OF THE STREETS AND ALLEYS ADJOINING THE TRACT ABOVE DESCRIBED HERETOFORE ACQUIRED, BY REVERSION, UPON THE VACATION OF SAID STREETS AND ALLEYS.

Legal Description (cont.)

TRACT NO. 3:

LOT 6, BLOCK 21, WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, KANSAS, AND THE WEST 30 FEET OF VACATED ROBERTS STREET EAST OF AND ADJOINING SAID LOT, EXCEPT THE FOLLOWING DESCRIBED TRACT:
BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 6; THENCE EAST ALONG THE NORTH LINE OF SAID LOT AND THE EASTERLY CONTINUATION THEREOF 100 FEET; THENCE SOUTH 100 FEET; THENCE WEST 100 FEET TO A POINT ON THE WEST LINE OF SAID LOT 6; THENCE NORTH 100 FEET TO THE POINT OF BEGINNING, TOGETHER WITH ALL ADJACENT TRACTS OUT OF THE STREETS AND ALLEYS ADJOINING THE TRACT ABOVE DESCRIBED HERETOFORE ACQUIRED, BY REVERSION, UPON THE VACATION OF SAID STREETS AND ALLEYS.

TRACT NO. 4:

LOTS 1 TO 8, BOTH INCLUSIVE, BLOCK 50, L.C. CHALLISS ADDITION, AN ADDITION TO THE CITY OF ATCHISON, KANSAS, TOGETHER WITH ALL ADJACENT TRACTS OUT OF THE STREETS AND ALLEYS ADJOINING SAID LOTS HERETOFORE ACQUIRED, BY REVERSION, UPON THE VACATION OF SAID STREETS AND ALLEYS.

TRACT NO. 5:

ALL THAT PART OF BLOCK 28, JOHN ROBERTS' THIRD ADDITION, NOW VACATED, TOGETHER WITH A PORTION OF UTAH AVENUE ADJACENT THERETO, NOW VACATED, IN WEST ATCHISON, AN ADDITION TO THE CITY OF ATCHISON, KANSAS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT ON THE SOUTH LINE OF UTAH AVENUE (NOW VACATED) APPROXIMATELY 165 FEET WEST OF THE NORTHEAST CORNER OF SAID BLOCK 28, MEASURED ALONG THE NORTH LINE OF SAID BLOCK (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF THE MISSOURI PACIFIC RAILROAD CO. TRACK NO. 17-137); THENCE SOUTHWESTERLY ALONG A LINE MAKING A SOUTHWEST ANGLE OF 54°14' WITH SAID NORTH LINE OF SAID BLOCK 28 A DISTANCE OF 70 FEET TO A POINT (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF SAID TRACK 17-137); THENCE NORTHWESTERLY AT RIGHT ANGLES TO THE LAST DESCRIBED COURSE 10 FEET TO A POINT (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF THE MISSOURI PACIFIC RAILROAD CO. TRACK NO. 17-138); THENCE SOUTHWESTERLY ALONG A LINE TURNING AN ANGLE OF 82°53' TO THE LEFT OF THE LAST DESCRIBED COURSE 80 FEET TO A POINT (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF SAID TRACK NO. 17-138); THENCE SOUTHWESTERLY ALONG A LINE TURNING AN ANGLE OF 10°03' TO THE RIGHT OF THE LAST DESCRIBED COURSE 67.5 FEET TO A POINT (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF SAID TRACK NO. 17-138); THENCE SOUTHWESTERLY ALONG A LINE TURNING AN ANGLE OF 9°32' TO THE RIGHT OF THE LAST DESCRIBED COURSE 67.5 FEET TO A POINT (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF SAID TRACK NO. 17-138); THENCE SOUTHWESTERLY ALONG A LINE TURNING AN ANGLE OF 5°32' TO THE RIGHT OF THE LAST DESCRIBED COURSE 67.5 FEET TO A POINT (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF SAID TRACK NO. 17-138); THENCE SOUTHWESTERLY ALONG A LINE TURNING AN ANGLE OF 5° TO THE RIGHT OF THE LAST DESCRIBED COURSE 136 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID BLOCK 28 (SAID POINT BEING 9 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTER LINE OF SAID TRACK NO. 17-138); THENCE NORTHWESTERLY ALONG THE WEST LINE OF SAID BLOCK 28 AND THE EXTENSION THEREOF 285 FEET, MORE OR LESS, TO THE CENTER LINE OF VACATED UTAH AVENUE; THENCE EAST ALONG THE CENTER LINE OF VACATED UTAH AVENUE 445 FEET, THENCE SOUTHWESTERLY ALONG A LINE TURNING AN ANGLE OF 114°18' TO THE RIGHT OF THE LAST DESCRIBED COURSE 44.6 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

Legal Description (cont.)

Legal Description (cont.)

PARCEL 34:

THE SOUTH FIFTY FEET (S. 50') OF LOTS THIRTY-SIX (36), THIRTY-SEVEN (37), THIRTY-EIGHT (38) AND THIRTY-NINE (39), IN BLOCK THIRTY-NINE (39), IN L.C. CHALLISS, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 35:

TRACT NO. 1:

THE NORTH ONE HUNDRED TEN (110) FEET OF LOTS ELEVEN (11) TO TWENTY-ONE (21) INCLUSIVE, IN BLOCK THIRTY-TWO (32), L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS, ACCORDING TO THE PLAT THEREOF ON FILE AND OF RECORD IN THE OFFICE OF THE REGISTER OF DEEDS OF SAID ATCHISON COUNTY, INCLUDING THE FOLLOWING PORTIONS OF VACATED STREETS ADJACENT THERETO, VIZ.: THE VACATED SOUTH ELEVEN AND ONE HALF (11 ½) FEET OF MAIN STREET FROM THE CENTER OF 11TH STREET TO THE EAST LINE OF LOT ELEVEN (11) IN SAID BLOCK AND THE VACATED PORTION OF 11TH STREET FROM MAIN STREET TO THE SOUTH LINE OF SAID 110-FOOT STRIP.

TRACT NO. 2:

THE NORTH ONE HUNDRED TEN (110) FEET OF LOTS ONE (1) TO TWENTY-FOUR (24), INCLUSIVE, IN BLOCK FORTY-ONE (41), L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS, ACCORDING TO THE PLAT THEREOF ON FILE AND OF RECORD IN THE OFFICE OF THE REGISTER OF DEEDS OF SAID ATCHISON COUNTY, INCLUDING THE FOLLOWING PORTIONS OF VACATED STREETS AND ALLEYS ADJACENT THERETO, VIZ: THE VACATED ALLEY FROM MAIN STREET TO THE SOUTH LINE OF SAID 110-FOOT STRIP BETWEEN LOTS NINETEEN (19) AND TWENTY (20) IN SAID BLOCK FORTY-ONE (41) THE VACATED SOUTH ELEVEN AND ONE-HALF (11 ½) FEET OF MAIN STREET FROM THE CENTER OF 11TH STREET TO THE CENTER OF 12TH STREET, THE VACATED WEST HALF OF 11TH STREET FROM MAIN STREET TO THE SOUTH LINE OF SAID 110 FOOT STRIP AND THE VACATED EAST HALF OF 12TH STREET FROM MAIN STREET TO THE SOUTH LINE OF SAID 110-FOOT STRIP.

TRACT NO. 3:

THE EAST ONE HUNDRED FEET (E 100') OF THE NORTH HALF (N ½) OF BLOCK FIFTY (50), IN L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON, EXCEPTING THEREFROM A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE EAST LINE OF SAID BLOCK NO. FIFTY (50) WHICH IS 76.4 FEET SOUTH OF THE NORTHEAST CORNER OF SAID BLOCK, RUNNING THENCE IN A SOUTHWESTERLY DIRECTION 114.6 FEET TO A POINT WHICH IS 97 FEET WEST OF THE EAST LINE OF SAID BLOCK NO. FIFTY (50), THENCE RUNNING EAST 28.1 FEET, THENCE RUNNING IN A NORTHEASTERLY DIRECTION 84.1 FEET TO A POINT WHICH IS 94.1 FEET SOUTH OF THE NORTHEAST CORNER OF SAID BLOCK NO. FIFTY (50), THENCE RUNNING NORTH 17.7 FEET TO THE POINT OF BEGINNING; AND ALSO EXCEPT BEGINNING AT POINT IN THE EAST LINE OF LOT ONE (1), BLOCK FIFTY (50), IN L.C. CHALLISS ADDITION, 127.5 FEET SOUTH OF THE NORTH LINE OF SAID BLOCK FIFTY (50); THENCE SOUTH 10 FEET MORE OR LESS TO THE NORTHERLY RIGHT OF WAY LINE OF THE MISSOURI PACIFIC RAILROAD COMPANY; THENCE EASTERLY ALONG SAID NORTHERLY RIGHT OF WAY LINE 3 FEET MORE OR LESS TO SAID RAILROAD COMPANY'S NORTHWESTERLY RIGHT OF WAY LINE; THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE 70 FEET; THENCE SOUTHWESTERLY 68 FEET MORE OR LESS, TO THE POINT OF BEGINNING. ALSO EXCEPTING THEREFROM: COMMENCING AT A POINT ON THE CENTER LINE OF 12TH STREET, 1/3 FEET SOUTH OF THE SOUTH LINE OF MAIN STREET,

Legal Description (cont.)

THENCE SOUTH ALONG THE CENTER LINE OF 12TH STREET, 66 FEET, THENCE WEST ON A LINE AT RIGHT ANGLES TO THE CENTER LINE OF 12TH STREET 111.6 FEET, THENCE IN A NORTHEASTERLY DIRECTION TO THE POINT OF BEGINNING, AND THAT PART OF VACATED 12TH STREET ADJACENT THERETO.

TRACT NO. 4:

ALL OF LOTS TWENTY-FIVE (25) AND TWENTY-SIX (26) AND THE WEST 0.50 FEET OF LOT TWENTY-SEVEN (27), IN BLOCK FORTY (40), IN L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS.

PARCEL 36:

THE SOUTH 76 FEET OF LOTS ONE (1) AND TWO (2), IN BLOCK FORTY (40), IN L.C. CHALLIS ADDITION, AN ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS.

PARCEL 37:

LOTS FIFTEEN (15) AND SIXTEEN (16), IN BLOCK FORTY (40), L.C. CHALLISS ADDITION, AN ADDITION TO THE CITY OF ATCHISON.

PARCEL 38:

LOT SEVENTEEN (17), AND THE EAST TEN (10) FEET OF LOT EIGHTEEN (18), BLOCK FORTY (40) IN THE L.C. CHALLIS ADDITION TO THE CITY OF ATCHISON.

PARCEL 39:

LOT NINETEEN (19) AND THE WEST FIFTEEN FEET (W. 15') OF LOT EIGHTEEN (18), IN BLOCK FORTY (40), IN L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON.

PARCEL 40:

ALL OF LOTS 35 TO 38 INCLUSIVE, IN BLOCK 40, L.C. CHALLIS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS, EXCEPT THAT PART OF THE SAME THAT IS SOUTH OF THE MOST NORTHWESTERLY RIGHT OF WAY LINE OF THE MISSOURI PACIFIC RAILROAD CO. AND RUNNING THROUGH SAID LOTS IN BLOCK 40, L.C. CHALLIS ADDITION.

PARCEL 42:

ALL OF LOTS 39 AND 40 OF BLOCK 40 OF THE L. C. CHALLIS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS, AND ALL THOSE PORTIONS OF LOTS 31, 32, 33, 34, 36, 35, 36, 37 AND 38 OF SAID BLOCK 40 THAT LIE SOUTHEASTERLY AND EASTERLY OF THE SOUTHEASTERLY LINE OF THAT CERTAIN STRIP OF LAND DESCRIBED OF LAND DESCRIBED IN GENERAL WARRANTY DEED DATED OCTOBER 14, 1929, FROM MISSOURI PACIFIC RAILROAD COMPANY TO PILLSBURY FLOUR MILLS COMPANY, IDENTIFIED IN THE MISSOURI PACIFIC RAILROAD DEED RECORDS AS DOCUMENT NO. 1600306#3-2. ALSO THE NORTH 30 FEET OF LOT 42 OF BLOCK 40 OF THE L.C. CHALLIS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS.

Legal Description (cont.)

PARCEL 43:

LOTS FIVE, SIX, SEVEN, EIGHT, NINE AND TEN (5, 6, 7, 8, 9 AND 10), BLOCK FORTY-THREE (43), IN L. C. CHALLISS ADDITION TO THE CITY OF ATCHISON, EXCEPT THAT PART HEREOF DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT TEN (10), BLOCK FORTY-THREE (43), L.C. CHALLISS ADDITION, THENCE EAST ALONG THE SOUTH LINE OF LOTS TEN (10) TO FIVE (5), INCLUSIVE TO THE SOUTHEAST CORNER OF SAID LOT FIVE (5), BLOCK FORTY-THREE (43), L.C. CHALLISS ADDITION, THENCE NORTH ALONG THE EAST LINE OF SAID LOT FIVE (5), A DISTANCE OF SEVENTY-FIVE AND SIX-TENTHS (75.6) FEET; THENCE SOUTH SOUTHWEST TO THE PLACE OF BEGINNING. AND ALL OF LOTS ELEVEN, TWELVE, THIRTEEN, FOURTEEN, FIFTEEN (11, 12, 13, 14, 15), BLOCK FORTY-THREE (43), L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON.

PARCEL 44:

LOTS ONE (1) THROUGH SIXTEEN (16), INCLUSIVE, AND LOT TWENTY-TWO (22), IN BLOCK FORTY-EIGHT (48), IN L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS; AND A TRACT IN THE SOUTHEAST QUARTER (SE ¼) OF THE NORTHWEST QUARTER (NW ¼) OF THE SECTION ONE (1), TOWNSHIP SIX (6), RANGE TWENTY (20), DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WEST LINE OF THIRTEENTH STREET IN THE CITY OF ATCHISON, 320 FEET NORTHWARDLY FROM THE INTERSECTION OF SAID WEST LINE WITH THE EAST AND WEST CENTER LINE OF SAID SECTION 1, THENCE SOUTHWARDLY ALONG SAID WEST LINE 15 FEET MORE OR LESS TO A POINT IN THE NORTHWESTERLY LINE OF A TRACT OF LAND CONDEMNED BY THE CITY OF ATCHISON PURSUANT TO ORDINANCE NO. 3966, REPORT OF CONDEMNATION BEING RECORDED IN BOOK 234, PAGE 523, OF THE REGISTER OF DEEDS' OFFICE FOR ATCHISON COUNTY, THENCE SOUTHWESTWARDLY ALONG SAID NORTHWESTERLY LINE TO A POINT IN THE PROLONGATION SOUTHERLY OF THE EAST LINE OF FOURTEENTH STREET, THENCE NORTHWARDLY ALONG SAID PROLONGATION 390' MORE OR LESS TO AN INTERSECTION WITH THE SOUTHEASTERLY LINE OF PROPERTY OF THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, THENCE NORTHEASTWARDLY ALONG SAID SOUTHEASTERLY LINE 610 FEET MORE OR LESS TO A POINT IN THE WEST LINE OF THIRTEENTH STREET VACATED UNDER ORDINANCE NO. 3192 DATED MAY 24, 1915, THENCE EASTWARDLY BY A STRAIGHT LINE AT RIGHT ANGLES TO SAID WEST LINE OF THIRTEENTH STREET 30 FEET TO THE CENTER LINE OF SAID THIRTEENTH STREET VACATED, THENCE SOUTHWARDLY ALONG SAID CENTER LINE 400 FEET MORE OR LESS TO THE SOUTHERLY LINE OF THAT PART OF THIRTEENTH STREET VACATED UNDER SAID ORDINANCE, THENCE WESTWARDLY ALONG SAID SOUTHERLY LINE 30 FEET TO THE POINT OF BEGINNING, CONTAINING 5.85 ACRES MORE OR LESS.

PARCEL 45:

LOTS ONE AND TWO (1 & 2) AND THE NORTH SIXTY-FIVE FEET (N 65') AND THE EAST HALF (E ½) OF THE SOUTH EIGHTY-FIVE FEET (S 85') OF LOT THREE (3) IN BLOCK FIFTY-ONE (51), IN L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON.

PARCEL 46:

LOTS THIRTEEN AND FOURTEEN (LTS 13 & 14), BLOCK FIFTY-ONE (BLK 51), IN L.C. CHALLISS ADDITION TO THE CITY OF ATCHISON, ATCHISON COUNTY, KANSAS.

Legal Description (cont.)

Wyandotte County, Kansas

TRACT 1:

A TRACT OF LAND IN THE SOUTHEAST QUARTER OF SECTION 15, TOWNSHIP 11 SOUTH, RANGE 25 EAST OF THE SIXTH PRINCIPAL MERIDIAN IN KANSAS CITY, WYANDOTTE COUNTY, KANSAS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH IS 27.22 FEET NORTH OF THE CENTER LINE OF VACATED CARR AVENUE AND 347.50 FEET EAST OF THE EAST RIGHT-OF-WAY LINE OF VACATED 1ST STREET AS SAID RIGHTS-OF-WAY ARE NOW ESTABLISHED, SAID POINT ALSO BEING 1513.24 FEET NORTH AND 1461.42 FEET EAST OF THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 15:

THENCE NORTH 0° 20' 15" WEST, 2.78 FEET, ALONG A LINE PARALLEL WITH AND 347.50 FEET EAST OF THE EAST RIGHT-OF-WAY LINE OF VACATED 1ST STREET, TO A POINT ON THE NORTH LINE OF VACATED CARR AVENUE, SAID POINT ALSO BEING THE SOUTHEAST CORNER OF LOT 14, BLOCK 10 IN "MCALPINES ADDITION TO ARMOURDALE",

THENCE NORTH 0° 16' 33" WEST, 407.70 FEET, ALONG A LINE WHICH MAKES AN ANGLE OF 90° 05' IN THE NORTHWEST QUADRANT WITH THE NORTH LINE OF VACATED CARR AVENUE;

THENCE NORTH 61° 33' 27" EAST, 379.10 FEET;

THENCE NORTH 28° 23' 27" EAST, 131.33 FEET TO THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO THE UNION PACIFIC RAILROAD COMPANY BY SWIFT & COMPANY, AS RECORDED IN BOOK 2490 AT PAGE 301 ON JANUARY 5, 1976;

THENCE SOUTHEASTERLY 495.71 FEET, ALONG A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 433.11 FEET THROUGH A CENTRAL ANGLE OF 65° 43' 17" AND TO WHICH THE CENTER OF SAID CURVE BEARS SOUTH 1° 06' 57" WEST, TO A POINT 15.0 FEET WESTERLY AND AT RIGHT ANGLES TO THE CENTER OF THE ARMOURDALE SPUR OF THE UNION PACIFIC RAILROAD, AS NOW ESTABLISHED:

THENCE SOUTH 14° 50' 16" EAST, 233.82 FEET, ALONG A LINE PARALLEL WITH AND 15.0 FEET WESTERLY FROM THE CENTERLINE OF SAID SPUR TRACK;

THENCE SOUTHEASTERLY 245.16 FEET, ALONG A CURVE CONCAVE TO THE SOUTHWEST, TANGENT TO THE LAST DESCRIBED COURSE, 15.00 FEET WESTERLY OF AND PARALLEL TO THE CENTERLINE OF SAID SPUR TRACK, HAVING A RADIUS OF 2774.03 FEET THROUGH A CENTRAL ANGLE OF 5° 03' 50", TO A POINT;

THENCE SOUTHERLY 65.74 FEET, ALONG A NON-TANGENT CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 463.34 FEET THROUGH A CENTRAL ANGLE OF 8° 08' 09" AND TO WHICH THE CENTER OF THE CIRCLE OF SAID CURVE BEARS SOUTH 81° 36' 03" WEST, TO A POINT WHICH IS 20.46 FEET WESTERLY OF AND PARALLEL TO THE CENTERLINE OF SAID SPUR TRACK;

THENCE NORTH 84° 28' 27" WEST, 904.85 FEET, TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED, LESS THAT PART TAKEN OR USED FOR ROAD PURPOSES.

TRACT 2:

A NON-EXCLUSIVE ACCESS EASEMENT FOR THE BENEFIT OF TRACT 1 FOR THE PURPOSE OF REASONABLE PEDESTRIAN AND VEHICULAR ACCESS, BOTH INGRESS AND EGRESS AS SET OUT IN THAT CERTAIN ACCESS EASEMENT AGREEMENT FILED AUGUST 24, 2009 IN BOOK 5631, PAGE 555, OVER, UNDER AND ACROSS THE LAND DESCRIBED AS FOLLOWS:

A TRACT OF LAND IN THE SOUTHEAST QUARTER OF SECTION 15, TOWNSHIP 11 SOUTH, RANGE 25 EAST OF THE SIXTH PRINCIPAL MERIDIAN IN KANSAS CITY, WYANDOTTE COUNTY, KANSAS, BEING MORE PARTICULARLY Y DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE NORTH RIGHT-OF-WAY LINE OF BERGER AVENUE, AS NOW ESTABLISHED, SAID POINT BEING 343.29 FEET EAST OF THE EAST RIGHT-OF-WAY LINE OF 1ST STREET, VACATED BY ORDINANCE NO. 40124, SAID POINT ALSO BEING 906.0 FEET NORTH AND 1460.79 FEET EAST OF THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 15;

THENCE NORTH 87°28'40" EAST 471.80 FEET, ON THE SAID NORTH RIGHT-OF-WAY LINE OF BERGER AVENUE TO THE POINT OF BEGINNING;

THENCE NORTH 02°31'20" WEST 33.40 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 45.00 FEET;

THENCE NORTHEASTERLY 71.75 FEET ON SAID CURVE, THROUGH A CENTRAL ANGLE OF 91°21'20";

THENCE NORTH 88°50'00" EAST 148.47 FEET TO A POINT ON A COMMON LINE BETWEEN THIS EASEMENT AND AN ACCESS EASEMENT IN BOOK 4253 ON PAGE 127 NOW TERMINATED IN THE WYANDOTTE COUNTY REGISTER OF DEEDS OFFICE BEING A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 432.30 FEET;

THENCE NORTHEASTERLY 96.20 FEET, ON SAID CURVE LINE THROUGH A CENTRAL ANGLE OF 12°44'59";

THENCE NORTH 35°00'53" EAST 12.06 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 431.80 FEET;

THENCE NORTHEASTERLY 129.60 FEET, ON SAID CURVE THROUGH A CENTRAL ANGLE OF 17°11'49";

THENCE NORTH 19°23'36" EAST 134.86 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2708.94 FEET;

THENCE NORTHWESTERLY 42.19 FEET, ON SAID CURVE THROUGH A CENTRAL ANGLE OF 00°53'32", TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 423.34 FEET;

THENCE NORTHERLY 91.09 FEET, ON SAID CURVE THROUGH A CENTRAL ANGLE OF 12°19'40" TO A POINT ON THE NORTHERLY BOUNDARY OF SAID PARCEL OF LAND;

THENCE SOUTH 86°38'14" EAST 40.22 FEET ON SAID NORTHERLY BOUNDARY OF SAID PARCEL TO THE NORTHEAST CORNER OF SAID PARCEL, 20.5 FEET WESTERLY OF AND PARALLEL TO THE CENTER OF THE ARMOURDALE SPUR OF THE UNION PACIFIC RAILROAD AS NOW ESTABLISHED, AND THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 463.34 FEET;

THENCE SOUTHERLY 88.70 FEET, ON SAID CURVE AND EASTERLY BOUNDARY OF SAID PARCEL THROUGH A CENTRAL ANGLE OF 10°58'07" AND THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2748.94 FEET;

THENCE SOUTHEASTERLY 46.30 FEET, ON SAID CURVE AND EASTERLY BOUNDARY OF SAID PARCEL, THROUGH A CENTRAL ANGLE OF 00°57'54";

THENCE SOUTH 19°23'36" WEST 144.58 FEET ON SAID EASTERLY BOUNDARY OF SAID PARCEL TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 471.80 FEET;

THENCE SOUTHWESTERLY 141.05 FEET, ON SAID CURVE AND EASTERLY BOUNDARY OF SAID PARCEL THROUGH A CENTRAL ANGLE OF 17°07'43";

THENCE SOUTH 35°00'53" WEST 12.61 FEET ON SAID EASTERLY BOUNDARY OF SAID PARCEL, TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 472.30 FEET;

THENCE SOUTHWESTERLY 103.69 FEET, ON SAID CURVE AND EASTERLY BOUNDARY OF SAID PARCEL THROUGH A CENTRAL ANGLE OF 12°34'44";

THENCE SOUTH 88°50'00" WEST 175.04 FEET TO A POINT ON A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 15.00 FEET;

THENCE SOUTHWESTERLY AND SOUTH 23.92 FEET, THROUGH A CENTRAL ANGLE OF 91°21'20";

THENCE SOUTH 02°31'20" EAST 33.40 FEET TO A POINT ON THE SAID NORTH RIGHT-OF-WAY LINE OF BERGER AVENUE;

THENCE SOUTH 87°28'40" WEST 30.00 FEET ON THE SAID NORTH RIGHT-OF-WAY LINE OF BERGER AVENUE TO THE POINT OF BEGINNING.